Guinness AtkinsonTM Funds

GLOBAL INNOVATORS FUND

(Institutional Class: GINNX)

(Investor Class: IWIRX)

Supplement dated July 1, 2026, to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated April 30, 2026

Reduction of Management Fee

Effective immediately, Guinness AtkinsonTM Asset Management, Inc. (the “Adviser”) has lowered its management fee from 0.75% to 0.65% of the Fund’s average daily net assets. Accordingly, the Fund’s Summary Prospectus, Prospectus and SAI for the mutual fund share classes are supplemented by replacing the “Fees and Expenses” table and the “Example” with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Innovators Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)	None(1)	None(1)

Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.65%		0.65%
Distribution (12b-1) Fees:		None		None
Other Expenses:		0.59%		0.43%
Shareholder Servicing Plan Fees	0.20%		None
Interest and Tax Expense	0.01%		0.01%
All Other Expenses	0.38%		0.42%
Total Annual Fund Operating Expenses:		1.24%		1.08%
Fee Waiver/Expense Reimbursement:(3)		(0.00)%		(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:(3)		1.24%		1.00%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)	The expense information in the table has been restated to reflect the current management fees effective July 1, 2026.
(3)	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, fees related to services for reclamation or collection of foreign taxes withheld, interest, taxes, dividends on short positions, investment-related costs and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses for Investor Class shares and for Institutional Class shares to 1.24% and 0.99% respectively through June 30, 2029. For each share class to the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Example

This Example is intended to help you compare the cost of investing in the Global Innovators Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$126	$393	$681	$1,500
Institutional Class	$102	$318	$571	$1,294

Additionally, the table under the section “Management of the Funds – Investment Adviser” is replaced with the following:

Effective Advisory Fee Rate Paid During 2025
Alternative Energy Fund	0.02%
Asia Focus Fund	0.65%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.00%
Global Innovators Fund(1)	0.64%

(1)	Effective July 1, 2026, the Adviser charges the Fund the following breakpoint fee schedule as a percentage 0.65% for the first $250 million; and 0.50% on assets in excess of $250 million.

Effective July 1, 2026, all references to the Fund’s annual management fee in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information for the mutual fund share classes are revised as indicated above.

Please file this Supplement with your records.